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                                                                     EXHIBIT 1.1


                                 WORLDCOM, INC.

                             UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS

                               ________ __, 1997

                 From time to time, WorldCom, Inc., a Georgia corporation (the "Company"), may enter into one or more agreements that provide for the sale of designated securities to the several Underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such agreement (a "Terms Agreement"). The Terms Agreement, including the provisions incorporated therein by reference, is herein referred to as the "Underwriting Agreement". Unless otherwise defined herein, terms defined in the Terms Agreement are used herein as therein defined. A form of Terms Agreement is attached hereto as Exhibit A.

                 The Company proposes to issue from time to time debt securities to be issued pursuant to the provisions of (i) an indenture relating to Senior Debt Securities, dated as of _______________, between the Company and _______________________, as Trustee (as supplemented or amended from time to time, the "Senior Indenture"), or (ii) an indenture relating to Subordinated Debt Securities, dated as of _______________, between the Company and _________________, as Trustee (as supplemented or amended from time to time, the "Subordinated Indenture"). The Terms Agreement will specify whether the debt securities being offered are Senior Debt Securities or Subordinated Debt Securities and the indenture pursuant to which such securities are being issued (referred to herein as the ''Indenture").

                 The debt securities will have varying designations, maturities, rates and times of payment of interest, selling prices, redemption terms and other terms. Any such debt securities are herein sometimes referred to individually as the "Offered Securities" and collectively as the "Securities".

                 The term "you" or "your" as used herein, unless the context otherwise requires, shall mean such of the parties to whom this Underwriting Agreement is addressed as are named in the applicable Terms Agreement. Each offering of Securities will be made through one or more of you or through an underwriting syndicate managed by one or more of you.

                 The Company has filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (herein referred to collectively as the "Act"), a registration statement (File No. 333-______) on Form S-3, including a prospectus relating to the Securities, and has filed or proposes to file with the Commission a prospectus supplement or supplements specifically relating to the Offered Securities pursuant to Rule 424 under the Act in the form furnished by the Company to the Manager or Managers named in the Terms Agreement (the "Manager") or, to the extent not completed at the time of execution of the Terms Agreement, in such form as the Company and the Manager shall have agreed to at such time. The term Registration Statement means the registration statement as amended to the date of the Terms Agreement. The term Basic Prospectus means the prospectus included in the Registration




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Statement.  The term Prospectus means the Basic Prospectus together with the prospectus supplement (other than a preliminary prospectus supplement) specifically relating to the Offered Securities in the form first used to confirm sales of the Offered Securities. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include, in each case, the material, if any, incorporated by reference therein.

                 The Company and the Underwriters agree as follows:

                 SECTION 1. Representations and Warranties. The Company represents and warrants to each of the Underwriters that:

                 (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                 (b) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (A) the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Manager specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto) or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T- 1) under the Trust Indenture Act.

                 (c) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body that prevents the issuance of the Offered Securities, suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus, or suspends the sale of the Offered Securities in any jurisdiction referred to in Section 4(h) below; provided, however, that to the extent this





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representation relates to state securities or "blue sky" laws and laws of jurisdictions other than the United States and its political subdivisions, it shall be limited to the knowledge of the Company. No injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued and served on the Company or any of the Subsidiaries (as defined in Section 1(e) below) with respect to the Company or any of the Subsidiaries that would prevent or suspend the issuance or sale of the Offered Securities, the effectiveness of the Registration Statement, or the use of any preliminary prospectus in any jurisdiction referred to in Section 4(h) below.

                 (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Prospectus, neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries taken as a whole, nor entered into any material transaction not in the ordinary course of business, and there has not been, singularly or in the aggregate, any material adverse change, in the properties, business, results of operations, financial condition, affairs or business prospects of the Company and its Subsidiaries taken as a whole (a "Material Adverse Change"). Without limiting the foregoing, neither the Company nor any of its Subsidiaries has sustained since the date of the latest audited financial statements included, or incorporated by reference, in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of the Subsidiaries.

                 (e) The Subsidiaries of the Company listed on Exhibit C hereto (individually a "Subsidiary" and collectively, the "Subsidiaries") are the Significant Subsidiaries of the Company (within the meaning of Rule 405 under the Act). Each of the Company and the Subsidiaries (x) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, (y) has the requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its properties and (z) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where any failure to be so qualified would not, singularly or when aggregated with failures to be qualified elsewhere, have a material adverse effect on the properties, business, results of operations, financial condition, affairs or prospects of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has the requisite power and authority to authorize the offering of the Offered Securities to be sold by it, to execute, deliver and perform this Underwriting Agreement and to issue, sell and deliver the Offered Securities to be sold by it.

                 (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and are fully paid and non-assessable. All of the issued and outstanding





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shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non- assessable and (except as set forth or contemplated in the Prospectus) are owned, directly or through Subsidiaries, by the Company, free and clear of any liens, claims or encumbrances ("Liens"). There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of any Subsidiary, except as set forth or contemplated in the Prospectus.

                 (g) The Company has all requisite corporate power and authority to execute, issue and deliver the Offered Securities and to execute and deliver the Indenture and to incur and perform its obligations provided for therein.

                 (h) This Underwriting Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery of the Terms Agreement by the Manager on behalf of the several Underwriters), except to the extent enforceability of any indemnification provisions may be limited by public policy.

                 (i) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company, and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity and except to the extent enforceability of any indemnification provisions may be limited by public policy.

                 (j) The Offered Securities have been duly authorized, and, when executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture, and delivered to and duly paid for by the Underwriters in accordance with the terms of this Underwriting Agreement and the Terms Agreement, will be entitled to the benefits of the Indenture and will conform in all material respects to the description thereof in the Prospectus and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity and except to the extent enforceability of any indemnification provisions may be limited by public policy.

                 (k) The execution and delivery of this Underwriting Agreement, the issuance and sale of the Offered Securities, the performance by the Company of this Underwriting Agreement and the Indenture, and the consummation of the other transactions herein contemplated will not (x) conflict with or result in a breach or violation of any of the respective charters or by-laws of the Company or any of the Subsidiaries or (y) after giving effect to the waivers and consents obtained on or prior to the date hereof, if any, conflict with or result in a breach or violation of any term or provision of, constitute a default or cause an acceleration of





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any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Subsidiaries is subject, or (z) contravene any order of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company or any of the Subsidiaries, or any of their respective properties. No authorization, approval or consent or order of, or filing, registration or qualification with, any court or governmental body or agency is required in connection with the transactions contemplated by this Underwriting Agreement, except as may be required by and made with or obtained from the National Association of Securities Dealers, Inc. (the "NASD") or state securities or "blue sky" laws or regulations or have been obtained and made under the Act.

                 (l) There is no action, suit or proceeding before or by any court, arbitrator or governmental official, agency or body, domestic or foreign, pending against or affecting the Company or any of the Subsidiaries, or any of their respective properties, that is required to be disclosed in the Prospectus and is not so disclosed, or that, if determined adversely, is reasonably expected to affect adversely the issuance of the Offered Securities or in any manner draw into question the validity of this Underwriting Agreement or the Offered Securities or to result, singularly or when aggregated with other pending actions and actions known to be threatened, in a Material Adverse Effect, or that is reasonably expected to materially and adversely affect the consummation of this Underwriting Agreement or the transactions contemplated hereby, and to the best of the Company's knowledge, no such proceedings are contemplated or threatened. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed.

                 (m) The firm of accountants that has certified or shall certify the applicable consolidated financial statements and supporting schedules of the Company filed or to be filed as part of the Registration Statement or the Prospectus are independent public accountants with respect to the Company and its subsidiaries, as required by the Act. The consolidated historical statements and any pro forma information, together with related schedules and notes, if any, included in the Registration Statement or the Prospectus comply as to form in all material respects with the requirements of the Act. Such historical financial statements fairly present the consolidated financial position of the Company and its Subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles ("GAAP"), except as otherwise expressly stated therein, as consistently applied throughout such periods. Such pro forma information has been prepared on a basis consistent with such historical financial statements, except for the pro forma adjustments specified therein, and gives effect to assumptions made on a reasonable basis and fairly presents and gives effect to the transactions described therein pertaining to such pro forma information. The other financial and statistical information and data included in the Prospectus and in the Registration Statement, historical and





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pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                 (n) Each of the Company and the Subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file any such Authorizations would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All such Authorizations are in full force and effect with respect to the Company and the Subsidiaries, and the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto.

                 (o) Except as disclosed in the Prospectus, no holder of any security of the Company has or will have any right to require the registration of such security by virtue of the filing of the Registration Statement or any transactions contemplated by this Underwriting Agreement other than any such right that has been expressly waived in writing. No holder of any of the outstanding shares of capital stock of the Company or other person is entitled to preemptive or other rights to subscribe for the Offered Securities.

                 (p) The Company has not (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities or (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Offered Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                 (q) If the Offered Securities are convertible into shares of the Company's Common Stock, the shares of Common Stock to be issued upon conversion of the Offered Securities pursuant to the Indenture have been duly authorized and reserved for issuance, and are sufficient in number for such conversion, and, when so issued upon such conversion will be duly authorized, validly issued, fully paid and nonassessable.

                 SECTION 2. Delivery and Payment. The several commitments of the Underwriters to purchase, and the obligation of the Company to sell, Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

                 Payment for the Offered Securities shall be made by the several Underwriters of the Offered Securities through the Manager by either
(i) certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds, (ii) a wire transfer in Federal Funds or other same day funds provided that the Company shall reimburse the





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Manager for the expense (including overnight interest expense) of such funding, or (iii) by such other means as may be specified in the Terms Agreement, at the time and place set forth in the Terms Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Offered Securities registered in such names and in such denominations as the Manager shall request not less than two full business days prior to the date of delivery. The time and date of such payment and delivery with respect to the Offered Securities are herein referred to as the Closing Date.

                 If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Offered Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at Closing Time, for the accounts of the Underwriters, a fee equal to that percentage of the principal amount of Offered Securities for which Delayed Delivery Contracts are made at Closing Time as is specified in the applicable Terms Agreement. Payment for such compensation shall be made by certified or official bank check in New York Clearing House funds or by such other means as may be specified in the Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types set forth in the Prospectus. At Closing Time the Company will enter into Delayed Delivery Contracts (for not less than the minimum principal amount of Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate principal amount of Offered Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

                 You are to submit to the Company, within a reasonable time prior to Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the principal amount of Offered Securities to be purchased by each of them, and the Company will advise you, within a reasonable time after receipt of such names and prior to Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is reasonably objected to by the Company and the principal amount of Offered Securities to be covered by each such Delayed Delivery Contract.

                 The principal amount of Offered Securities agreed to be purchased by the respective Underwriters pursuant to the applicable Terms Agreement shall be reduced by the principal amount of Offered Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Company; provided, however, that the total principal amount of Offered Securities to be purchased by all Underwriters shall be the total amount of Offered Securities covered by the applicable Terms Agreement, less the principal amount of Offered Securities covered by Delayed Delivery Contracts.

                 SECTION 3. Offering by Underwriters. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after this Underwriting Agreement and a Terms Agreement are





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entered into as in the Manager's judgment is advisable.  The terms of the public offering of the Offered Securities are set forth in the Prospectus.

                 SECTION 4. Agreements. The Company agrees with the several Underwriters, and in the case of paragraph (g) of this Section 4, the Underwriters agree with the Company:

                 (a) The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, to be declared effective by the Commission. Prior to the termination of the offering of the Offered Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without the prior consent of the Manager, which consent shall not be unreasonably withheld. Subject to the foregoing sentence, if filing of the Prospectus is required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Manager of such timely filing. The Company will promptly advise the Manager (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Offered Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the Company becoming aware of the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (b) As soon as practicable, the Company will make generally available to its security holders and to the Manager, an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (c) To furnish the Manager, without charge, two manually or facsimile signed copies of the Registration Statement (including exhibits thereto and documents incorporated therein by reference) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference, and any supplements and amendments thereto as the Manager may reasonably request. The Company agrees to timely file the Prospectus pursuant to Rule 424 and to provide the Manager with evidence of such filing. The terms "supplement" and "amendment" or "amend" as used in this Underwriting Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus.





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                 (d)      Before amending or supplementing the Registration
Statement or the Prospectus, to furnish the Manager a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which the Manager reasonably objects in writing; provided that the foregoing shall not apply to amendments or supplements that relate to securities registered under the Registration Statement that are not Offered Securities.

                 (e) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company will promptly prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

                 (f) The Company will cooperate with the Manager and counsel for the Manager in connection with endeavoring to obtain qualification of the Offered Securities for sale under the laws of such jurisdictions as the Manager may designate, will maintain such qualifications in effect so long as required for the distribution of the Offered Securities, and will pay the fee of the NASD, if any, in connection with its review of the offering; provided, however, that the Company shall not be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                 (g) Each Underwriter agrees with the Company that it has not offered or sold, and agrees not to offer or sell, any of the Securities, directly or indirectly, in Canada in contravention of the securities laws of Canada or any province or territory thereof and, without limiting the generality of the foregoing, represents that any offer of the Securities in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made. Each Underwriter further agrees to send to any dealer who purchases from it any of the Securities a notice stating in substance that, by purchasing such Securities, such dealer represents and agrees that it has not offered or sold, and will not offer or sell, directly or indirectly, any of such Securities in Canada or to, or for the benefit of, any resident of Canada in contravention of the securities laws of Canada or any province or territory thereof and that any offer of Securities in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made, and that such dealer will deliver to any other dealer to whom it sells any of the Securities a notice containing substantially the same statement as is contained in this sentence.

                 (h) During the period beginning on the date of this Underwriting Agreement and continuing to and including the Closing Date or such other date as may be specified in the Terms Agreement, not to offer, sell, contract to sell or otherwise dispose of any securities of the





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Company that are similar to the Offered Securities (other than the Offered
Securities) without the prior written consent of the Manager. The foregoing shall not restrict the Company from borrowings under revolving credit agreements and lines of credit and issuances of commercial paper or interest rate swaps.

                 SECTION 5. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Offered Securities hereunder are subject to the following conditions:

                 (a) That, at the Closing Date, the Company shall have furnished to the Manager an opinion of counsel for the Company, addressed to the Manager and dated the Closing Date, to the effect of Exhibit D.

                 (b) That, at the Closing Date, the Manager shall have received an opinion of counsel for the Underwriters, addressed to the Manager and dated the Closing Date, to the effect of Exhibit E.

                 (c) That the representations and warranties of the Company in this Underwriting Agreement are true and correct in all material respects on the Closing Date with the same effect as if made on the Closing Date and the Company shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                 (d) That no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened.

                 (e) That subsequent to the execution and delivery of this Underwriting Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given to the Company of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate the direction of a possible change, in the rating accorded any of the Company's securities by either of Standard & Poor's Ratings Group or Moody's Investors Service, Inc.

                 (f) Since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                 (g)      That, at the Closing Date, there shall not have been
(i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and the Subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Manager, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement and the Prospectus (exclusive of any supplement thereto).

                 (h) That, at the Closing Date, the Company shall have furnished to the Manager a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, each in his official capacity as an officer of the Company and not as an individual, dated the Closing Date, stating that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Underwriting Agreement and to the effect of subparagraphs (c) through (g) of this Section 5.

                 (i) That, at the date on which the Terms Agreement is executed and delivered and at the Closing Date, the Company's independent public accountants shall have furnished to the Manager a letter or letters, dated respectively as of the date of the applicable Terms Agreement (unless otherwise specified therein) and the Closing Date, in form and substance satisfactory to the Manager, to the effect of Exhibit F.

                 (j) That the Company shall have delivered to the Manager and its counsel such documents as they may reasonably request relating to the issuance and sale of the Offered Securities or otherwise related to the matters contemplated hereby.

                 If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Manager and its counsel, this Underwriting Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, each Closing Date by the Manager. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                 SECTION 6. Reimbursement of Underwriters' Expenses. If the sale of the Offered Securities provided for herein is not consummated for any reason (other than a breach by the Underwriters of their obligations hereunder), the Company will reimburse the Underwriters severally, upon demand, for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Offered Securities. If the sale of the Offered Securities provided for herein is not consummated because of a breach of an Underwriter or Underwriters of their obligations hereunder, the Company will be responsible to reimburse the non-breaching Underwriters severally, upon demand, for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Offered Securities. If the sale of the Offered Securities provided for herein is consummated, the Underwriters will be responsible for all out-of-pocket expenses (other than for those relating to blue sky filings and filings in Canada or any Provinces thereof and with the NASD and related fees and disbursements of their counsel) that shall have been incurred by them in connection with the purchase and sale of the Offered Securities.

                 SECTION 7.       Indemnification and Contribution.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act against any and all losses, claims, expenses, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, expenses. damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any Basic Prospectus or any preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage liability or action; provided, however, (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Manager specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any Basic Prospectus or preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities which are the subject thereof if such person did not receive a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) at or prior to the confirmation of the sale of such Offered Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Basic Prospectus or preliminary prospectus was corrected in the Prospectus (as so amended or supplemented). This indemnity agreement is in addition to any liability which the Company may otherwise have.

                 (b) Each of the Underwriters severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Manager specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

                 (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Manager in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                 (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing thereon and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in the agreement among underwriters relating to the offering of the Offered Securities) be responsible for any amount in excess of the underwriting discount applicable to the Offered Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If the allocation provided by the immediately proceeding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only the relative benefits referred to in the prior sentence, but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. For purposes of this
Section 7, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(d).

                 SECTION 8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Offered Securities agreed to be purchased by such Underwriter or Underwriters hereunder, and such failure to purchase shall constitute a default in the performance of its or their obligations under this Underwriting Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Offered Securities each remaining Underwriter has agreed to purchase bears to the aggregate amount of Offered Securities all the remaining Underwriters have agreed to purchase) the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Offered Securities the Underwriters agreed to purchase, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Offered Securities, and if such non-defaulting Underwriters do not purchase all the Offered Securities, this Underwriting Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Manager shall determine. Nothing contained in this Underwriting Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

                 SECTION 9. Termination. This Underwriting Agreement shall be subject to termination in the absolute discretion of the Manager, by notice given to the Company prior to a Closing Date if prior to such time (i) trading in the Offered Securities or in the Common Stock of the Company, par value $.01 (the "Common Stock"), shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Manager, impracticable to market the Offered Securities, or (iv) there shall have been any decrease in the rating of any of the Company's debt securities or preferred stock by any "Nationally Recognized Statistical Rating Organization" (as defined for purposes of Rule 436(g) under the Act) or any written or public notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                 SECTION 10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Underwriting Agreement well remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Offered Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Underwriting Agreement.

                 SECTION 11. Notices. All communications hereunder will be in writing and effective only on receipt, and. if sent to the Manager, will be mailed, delivered or telegraphed and confirmed to them, at the address indicated in the Terms Agreement; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 515 East Amite Street, Jackson, Mississippi 39201, to the attention of the Chief Financial Officer.

                 SECTION 12. Successors. This Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                 SECTION 13. Applicable Law. This Underwriting Agreement will be governed by and construed in accordance with the substantive laws of the State of New York.

                                                                       EXHIBIT A

                                TERMS AGREEMENT


WorldCom, Inc.
515 East Amite Street
Jackson, Mississippi   39201

                                                       __________, 199_


Dear Sirs:

                 We (the "Manager") understand that WorldCom, Inc., a Georgia corporation (the "Company"), proposes to issue and sell to the several underwriters named below (the "Underwriters") $__________ aggregate principal amount of its __ % __________ due __________ __, ____ (the "Offered
Securities").

                 Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell all of the Offered Securities, and each of the Underwriters named below agrees, severally and not jointly, to purchase the respective principal amount of Offered Securities set forth opposite its name below, in each case at a purchase price of ___ % of the principal amount of such securities, plus accrued interest, if any, from __________ __, ____ to the date of payment and delivery.


                                               Principal
                                               Amount of
          Name                                 Securities

                                               $_______________


                 The Underwriters will pay for such Offered Securities upon delivery thereof at the offices of_______________ at 10:00 a.m. (New York time) on __________ __, ____, or at such other time, not later than 10:00 a.m. (New York time), on such date as shall be jointly designated by the Underwriters and the Company.

                 The Offered Securities shall have the terms set forth in the Prospectus dated__________ __, ____ (the "Prospectus"), and the Prospectus Supplement dated __________ __, ____ (the "Prospectus Supplement"), including the following:

Maturity:

Interest Rate:

Redemption Provisions:

Interest Payment Dates:

Form and Denomination:

Senior or Subordinated:

[Other]

                 All communications with the Underwriters will be in writing and effective only upon receipt, and will be mailed, delivered or telegraphed and confirmed to them in care of [Manager's name and address].

                 All provisions of the document entitled WorldCom, Inc. Underwriting Agreement Standard Provisions (Debt) dated _______________ (the "Standard Provisions"), are herein incorporated by reference in their entirety and shall be deemed to be a part of this agreement to the same extent as if such provisions had been set forth in full herein.

                 Please confirm your agreement by having an authorized officer sign a copy of this agreement in the space set forth below and returning the signed copy to us.

                                        Very truly yours,

                                        [Name of Manager]



                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                        Acting severally on behalf of itself as
                                        Manager and Underwriter and on behalf
                                        of the other several Underwriters
                                        named above.



Accepted on the date set forth above:

WORLDCOM, INC.

By:
    ---------------------------------
    Name:
    Title:

                                                                       EXHIBIT B

                                 WORLDCOM, INC.

                           DELAYED DELIVERY CONTRACT

                                                     __________ __, ____

WorldCom, Inc.
515 East Amite Street
Jackson, Mississippi   39201

Attention:  ____________________

Dear Sirs:

                 The undersigned hereby agrees to purchase from WorldCom, Inc. (the "Company"), and the Company agrees to sell to the undersigned on __________ __, ____ (the "Delivery Date"), $______________ principal amount of the Company's [insert title of security] (the "Offered Securities"), offered by the Company's Prospectus dated __________ __, ____ as supplemented by its Prospectus Supplement dated __________ __, ____, receipt of which is hereby acknowledged, at a purchase price of __ % of the principal amount thereof, plus accrued interest from __________ __, ____, to the Delivery Date, and on the further terms and conditions set forth in this contract.

                 Payment for the Offered Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds, at the office of ____________________________, on the Delivery Date, upon delivery to the undersigned of the Offered Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

                 The obligation of the undersigned to take delivery of and make payment for Offered Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Offered Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before __________ __, ____, shall have sold to the Underwriters of the Offered Securities (the "Underwriters") such principal amount of the Offered Securities as is to be sold to them pursuant to the Terms Agreement dated __________ __, ____, between the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Offered Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Offered Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that is investment in the Offered Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject.

                 Promptly after completion of the sale of the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company relating to the validity and binding effect of the Offered Securities delivered to the Underwriters in connection therewith.

                 By execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Offered Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

                 This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                 It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate principal amount of Offered Securities in excess of $__________ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

     This Agreement shall be governed by the laws of the State of New York.

                                        Very truly yours,



                                        ---------------------------------------
                                                   (Name of Purchaser)


                                        By:
                                            -----------------------------------
                                                         (Title)

                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


Accepted as of the date first above written.

WORLDCOM, INC.

By:
    ----------------------------------------

                 PURCHASER - PLEASE COMPLETE AT TIME OF SIGNING

         The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print)

                                       Telephone No.
         Name                          (Including Area Code)
         ----                          ---------------------

                                                                       EXHIBIT C

                                 WORLDCOM, INC.

                            SIGNIFICANT SUBSIDIARIES


      Name                                  Jurisdiction in which Organized
      ----                                  -------------------------------

                                                                       EXHIBIT D

                                   OPINION OF
                            COUNSEL FOR THE COMPANY

                 1. Each of the Company and its Subsidiaries has been duly incorporated or formed and is validly existing in the jurisdiction of its incorporation or formation, and has all consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, and all courts or other tribunals, necessary to conduct its business as described in the Prospectus, except to the extent that the lack of such consents, authorizations, approvals, orders, certificates or permits could not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 2. All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and are duly issued and are fully paid and nonassessable, and have not been issued and are not owned or held in violation of any statutory preemptive right of stockholders; to the knowledge of such counsel after due inquiry, such shares are not held in violation of any other preemptive right of stockholders and except as otherwise set forth in the Registration Statement, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other material security interests, stockholders' agreements or voting trusts.

                 3. To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit, which is not described or filed as required.

                 4. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent enforceability of any indemnification provisions may be limited by public policy.

                 5. The Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, and will be entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity and except to the extent enforceability of any indemnification provisions may be limited by public policy, and all conditions precedent to the issuance of the Offered Securities provided for in the Indenture have been complied with and the terms of the Offered Securities have been established in conformity with the provisions of the Indenture.

                 6. The Underwriting Agreement has been duly authorized and validly executed and delivered by the Company.

                 7. Neither the execution and delivery of the Underwriting Agreement, the Indenture, nor the issuance and sale of the Offered Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of the Company or the terms of any agreement filed as an exhibit to the Registration Statement, or any judgment, order or regulation known to such counsel to be applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries.

                 8. The statements under "Description of [Offered Securities]" and "Underwriting" (in the Prospectus Supplement), and "Description of Debt Securities" (in the Basic Prospectus), insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents.

                 9. The Registration Statement and all post-effective amendments thereto have become effective under the Act; any required filing of the Prospectus, and any supplements thereto, have been made in the manner and within the time period required by the Act and the rules thereunder; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus appear on their face to have been appropriately responsive in all material respects to the applicable requirements of the Act and the rules thereunder.

                 10. To the knowledge of such counsel, no consent, approval, authorization, license, certificate, permit or order of any court or governmental agency or body is required for the consummation of the transactions contemplated under the terms of the Underwriting Agreement, except such as have been obtained under the Act and such as may be required by the Federal Communications Commission or similar state regulatory authorities or under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters (as to which such counsel need not opine) in connection with the purchase and distribution of the Offered Securities by the Underwriters and such other approvals as have been obtained.

                 11. Except as disclosed in the Prospectus, to the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

                 We have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or Prospectus. We have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification, except as stated, we are of the opinion that (i) the Registration Statement and Prospectus (other than the financial statements and related schedules and other financial and statistical information contained therein, or omitted therefrom and other than the sections of the Prospectus entitled ["Risk Factors -- Regulation"] and ["Business -- Government Regulation and Co- carrier Status"] as to which we are not called upon to express a belief), and except for that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act) does not, and on the date of the Underwriting Agreement did not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading and (ii) the Prospectus (except as aforesaid) does not on the date hereof contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) the Registration Statement and Prospectus (other than the financial statements and related schedules and other financial and statistical information contained therein, or omitted therefrom and other than the sections of the Prospectus entitled ["Risk Factors -- Regulation"] and ["Business -- Government Regulation and Co-carrier Status"] as to which we are not called upon to express a belief) comply as to form in all material respects with the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder.

                 We are members of the Bar of the State of [New York] and our opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the Georgia Business Corporation Code.





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
                                                                       EXHIBIT E

                                   OPINION OF
                          COUNSEL FOR THE UNDERWRITERS

                 1. The Company is a corporation validly existing and in good standing under the laws of the State of Georgia and has corporate power to transact the business in which it is now engaged.

                 2. The Underwriting Agreement, including the provisions incorporated therein by reference, has been duly authorized, executed and delivered by the Company.

                 3. The Registration Statement on Form S-3 with respect to the Offered Securities, as amended (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), has become effective and remains in effect at this date, and the Prospectus dated ___________ __, 199_, including all documents incorporated by reference pursuant to the requirements of Form S-3 under the Act constituting a part thereof (the "Basic Prospectus"), as supplemented by the prospectus supplement dated __________ __, 199_ relating to the Offered Securities (the "Prospectus Supplement") (the Basic Prospectus as supplemented by the Prospectus Supplement being herein referred to as the "Prospectus"), may lawfully be used for the purposes specified in the Act in connection with the offer and sale of the Offered Securities in the manner therein specified.

                 4. The Registration Statement and the Prospectus (except the financial statements and other financial data included therein as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Act, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and to the applicable rules and regulations of the Commission under said Acts. As to the financial statements included in the Prospectus, we have made no examination of the Company's books of account and we therefore express no opinion. As to the statements under "Description of Debt Securities" in the Basic Prospectus, as supplemented by statements under "Description of [Offered Securities]" in the Prospectus Supplement, we are of the opinion that the statements are accurate and do not omit any material fact required to be stated therein or necessary to make such statements, in the light of the circumstances in which they were made, not misleading. As to other matters we have not undertaken to determine independently the accuracy or completeness of the statements contained in the Registration Statement or in the Prospectus. We have, however, participated in extended conferences with counsel for and representatives of the Company in connection with the preparation of the Registration Statement, and we have reviewed all documents incorporated by reference in the Prospectus pursuant to the requirements of Form S-3 under the Act and such of the corporate records of the Company as we deemed advisable. None of the foregoing disclosed to us any information which gave us reason to believe that the Registration Statement or the Prospectus (except the financial statements and other financial data included therein as to which we express no opinion) contains on the date hereof, or on the date of the Underwriting

Agreement contained, any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                 5. The Indenture has been duly authorized, executed and delivered by the Company and conforms to the statements with respect thereto contained in the Registration Statement and the Prospectus; is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally; and the Indenture has been duly qualified under the Trust Indenture Act.

                 6. The Offered Securities have been duly authorized, and, when executed, authenticated and delivered by the Company in accordance with the Indenture against payment therefor in accordance with the Underwriting Agreement, will be legal, valid and binding obligations of the Company and will be entitled to the benefits afforded by the Indenture; and the Offered Securities conform in all material respects to the description thereof in the Prospectus.

                 We have also examined the opinion dated the date hereof of ________, special counsel for the Company, delivered in accordance with the provisions of Section 5 of the Underwriting Agreement, which opinion is substantially responsive to the terms of the Underwriting Agreement.





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
                                                                       EXHIBIT F

                   LETTERS OF INDEPENDENT PUBLIC ACCOUNTANTS


         A. We are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder.

         B. In our opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by us and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; to the extent applicable, we have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements, selected financial data, pro forma financial information, prospective financial statements, and/or condensed financial statements derived from audited financial statements of the Company for the periods specified herein, as indicated in our reports thereon, copies of which have been furnished to the Manager.

         C. The unaudited summary and selected financial information with respect to the consolidated results of operations and financial position of the Company for the three most recent fiscal years (or such shorter period as applicable) included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such period.

         D. On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its Subsidiaries, inspection of the minute books of the Company and its Subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that:

                 1. the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

                 2. any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                 3. the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause B were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                 4. any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                 5. as of a specified date not more than five days prior to the date hereof, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its Subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Manager, or any increases in any items specified by the Manager, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described herein; and

                 6. for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause E there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Manager, or any increases in any items specified by the Manager, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Manager, except in each case for decreases or increases which the Prospectus discloses, have occurred or may occur or which are described herein; and

         E. In addition to the examination referred to in our report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iv) above, we have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain





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
amounts, percentages and financial information specified by the Manager, which are derived from the general accounting records of the Company and its Subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Manager, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and the subsidiaries and have found them to be in agreement.





                                       3